UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2025

HORIZON KINETICS HOLDING CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-13458	84-0920811
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

470 Park Ave S.
New York, New York		10016
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (646) 291-2300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”) of Horizon Kinetics Holding Corporation (the “Company”) was held on June 17, 2025. At the 2025 Annual Meeting, the Company’s stockholders (i) elected Murray Stahl, Steven Bregman, Peter Doyle, Daniel J. Roller, Alice C. Brennan, Allison Nagelberg, and Brent D. Rosenthal to serve as members of the board of directors of the Company until the next annual meeting of the Company’s stockholders and until their successors have been duly elected and qualified or until their earlier death, resignation or removal; (ii) ratified the appointment of CBIZ CPAs P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2025; (iii) approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers (the “Say-on-Pay Vote”); and (iv) approved, on a non-binding advisory basis, a frequency of every year for future non-binding, advisory votes on the compensation of the Company’s named executive officers.

The proposals below are described in detail in the Company’s definitive proxy statement dated April 29, 2025. The voting results for each proposal were as follows:

Proposal 1 – Election of Directors:

DIRECTOR	FOR	WITHHELD	BROKER NON-VOTES
Murray Stahl	12,743,146	1,118,252	329,437
Steven Bregman	12,743,121	1,118,277	329,437
Peter Doyle	13,401,503	459,895	329,437
Daniel J. Roller	12,738,189	1,123,209	329,437
Alice C. Brennan	13,846,559	14,839	329,437
Allison Nagelberg	13,846,569	14,829	329,437
Brent D. Rosenthal	13,187,892	673,506	329,437

Proposal 2 – Ratification of the appointment of CBIZ CPAs P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2025:

FOR	AGAINST	ABSTAIN
13,726,096	464,284	455

Proposal 3 – The Say-on-Pay Vote:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
12,737,139	1,114,933	9,326	329,437

Proposal 4 – Advisory vote regarding frequency of future non-binding, advisory votes on the compensation of the Company’s named executive officers:

EVERY YEAR	EVERY 2 YEARS	EVERY 3 YEARS	ABSTAIN	BROKER NON-VOTES
13,828,119	3	8,027	25,249	329,437

In light of the stockholders’ recommendation that future non-binding, advisory votes on the compensation of the Company’s named executive officers be held every year, which was consistent with the recommendation of the Company’s board of directors, the Company’s board of directors has decided that the Company will hold future non-binding, advisory votes on the compensation of the Company’s named executive officers every year.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HORIZON KINETICS HOLDING CORPORATION

Date:	June 20, 2025	By:	/s/ Jay Kesslen
Jay Kesslen General Counsel